Exhibit 99.1

CODE CHAIN NEW CONTINENT LIMITED AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED DECONSOLIDATED BALANCE SHEETS

AT JUNE 30, 2022

	CCNC	less:		CCNC
	CONS	WUGE	ADJUSTMENTS	DECONS
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$13,283,031	13,080,250	-	$202,781
Other receivables, net	845,858	2,700,627	1,925,919	71,150
Other receivable - related party	391,347	391,347	-	-
Inventories	6,494	6,494	-	-
Prepayments	1,639,131	1,639,131	-	-
Total current assets	16,165,861	17,817,849	1,925,919	273,931

PLANT AND EQUIPMENT, NET	244,094	244,094	-	-

RIGHT-OF-USE ASSETS	13,740	13,740	-	-

OTHER ASSETS
Prepayments for purchases of equipment	12,949,328	-	-	12,949,328
Intangible assets, net	145	145	-	-
Deferred tax assets	-	-	-	-
Total other assets	12,949,473	145		12,949,328

Total assets	$29,373,168	18,075,828	1,925,919	$13,223,259

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$3,304,867	3,304,867	-	$-
Other payables and accrued liabilities	5,076,310	3,045,879	3,120,288	5,150,719
Other payables - related parties	466,407	-	-	466,407
Customer deposits	4,699,464	4,699,464	-	-
Lease liabilities - current	7,098	7,098	-	-
Taxes payable	2,971,979	2,971,979	-	-
Total current liabilities	16,526,125	14,029,287	3,120,288	5,617,126

OTHER LIABILITIES
Lease liabilities - noncurrent	5,530	5,530	-	-
Total other liabilities	5,530	5,530	-	-

Total liabilities	16,531,655	14,034,817	3,120,288	5,617,126

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Preferred stock, $0.0001 par value, 20,000,000 shares authorized, no shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	-			-
Common stock, $0.0001 par value, 200,000,000 shares authorized, 46,109,617 and 46,077,110 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	4,611	-	(400)	4,211
Subscription receivable
Additional paid-in capital	74,272,259		(947,600)	73,324,659
Stock subscriptions receivable	(16,403,618)			(16,403,618)
Accumulated deficit	(45,401,397)	3,721,166	(246,369)	(49,368,932)
Accumulated other comprehensive income	369,658	319,845	-	49,813
Total shareholders’ equity	12,841,513	4,041,011	(1,194,369)	7,606,133

Total liabilities and shareholders’ equity	$29,373,168	18,075,828	1,925,919	$13,223,259

CODE CHAIN NEW CONTINENT LIMITED AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED DECONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE SIX MONTHS ENDED JUNE 30, 2022

	CCNC	less:		CCNC
	CONS	WUGE	ADJUSTMENTS	DECONS
REVENUES
Wuge digital door signs	$7,616,615	$7,616,615	$-	$-
	-	-	-	-
TOTAL REVENUES	7,616,615	7,616,615	-	-

COST OF REVENUES
Wuge digital door signs	5,527,950	5,527,950	-	-
TOTAL COST OF REVENUES	5,527,950	5,527,950	-	-

GROSS PROFIT	2,088,665	2,088,665	-	-

OPERATING EXPENSES (INCOME)
Selling, general and administrative	8,341,973	1,605,935	-	6,736,038
Provision for (recovery of) doubtful accounts	12,949,329	-	-	12,949,329
TOTAL OPERATING EXPENSES (INCOME)	21,291,302	1,605,935	-	19,685,367

INCOME FROM OPERATIONS	(19,202,637)	482,730	-	(19,685,367)

OTHER INCOME (EXPENSE)
Interest income	65,251	65,251	-	-
Interest expense	(935)	(935)	-	-
Investment income	-	-	-
Other income (expense), net	70,830	70,830	-	-

Total other income (expense), net	135,146	135,146	-	-

LOSS BEFORE INCOME TAXES FROM CONTINUING OPERATIONS	(19,067,491)	617,876	-	(19,685,367)

PROVISION FOR INCOME TAXES	314,787	314,787	-	-

LOSS (INCOME) FROM CONTINUING OPERATIONS	(19,382,278)	303,089	-	(19,685,367)

Discontinued operations:
Income from discontinued operations, net of taxes	-	-	-	-
Loss on disposal, net of taxes	-	-	(246,369)	(246,369)

Net Loss (income)	(19,382,278)	303,089	(246,369)	(19,931,736)

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	(935)	204,195	-	(205,130)

COMPREHENSIVE LOSS (INCOME)	$(19,383,213)	$507,284	(246,369)	$(20,136,866)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
Basic and diluted on proforma basis	41,065,559	-	(4,000,000)	37,065,559

Earnings per share from continuing operations
Basic and diluted	(0.47)	-	-	(0.53)

Earnings per share from discontinued operations
Basic and diluted	-	-	-	-

Earnings per share available to common shareholders
Basic and diluted on a proforma basis	$(0.47)	$-	-	$(0.54)

CODE CHAIN NEW CONTINENT LIMITED AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE SIX MONTHS ENDED JUNE 30, 2021

	CCNC	less:		CCNC
	CONS	WUGE	ADJUSTMENTS	DECONS
REVENUES
Wuge digital door signs	$6,876,290	$6,876,290	$-	$-

TOTAL REVENUES	6,876,290	6,876,290	-	-

COST OF REVENUES
Wuge digital door signs	158,686	158,686	-	-

TOTAL COST OF REVENUES	158,686	158,686	-	-

GROSS PROFIT	6,717,604	6,717,604	-	-

OPERATING EXPENSES (INCOME)
Selling, general and administrative	26,896,267	5,647,171	-	21,249,096
TOTAL OPERATING EXPENSES	26,896,267	5,647,171	-	21,249,096

LOSS FROM OPERATIONS	(20,178,663)	1,070,433	-	(21,249,096)

OTHER INCOME (EXPENSE)
Interest income	19,362	18,867	-	495
Interest expense	-	-	-	-
Investment income	-	-	-	-
Other income (expense), net	1,816,443	6,120	-	1,810,323
Total other (expense), net	1,835,805	24,987	-	1,810,818

LOSS BEFORE INCOME TAXES FROM CONTINUING OPERATIONS	(18,342,858)	1,095,420	-	(19,438,278)

PROVISION FOR INCOME TAXES	-	-	-	-

LOSS FROM CONTINUING OPERATIONS	(18,342,858)	1,095,420	-	(19,438,278)

Discontinued operations:
Income（loss） from discontinued operations, net of taxes	23,571	-	(246,369)	(222,798)
Loss on disposal, net of taxes	(11,234,496)	-	-	(11,234,496)

Net loss (income)	(29,553,783)	1,095,420	(246,369)	(30,895,572)

OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	(739,444)	172,498	-	(911,942)

COMPREHENSIVE LOSS (INCOME)	$(30,293,227)	$1,267,918	$(246,369)	$(31,807,514)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
Basic and diluted on a proforma basis	34,681,765	-	(4,000,000)	30,681,765

Earnings per share from continuing operations
Basic and diluted	(0.53)	-	-	(0.63)

Earnings per share from discontinued operations	(0.32)	-	-	(0.37)
Basic and diluted

Earnings per share available to common shareholders
Basic and diluted on a proforma basis	$(0.85)	$-	$-	$(1.01)

CODE CHAIN NEW CONTINENT LIMITED AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Summary of significant accounting policies

Basis of presentation

These proforma financial statements, accompanying notes, and related disclosures have been prepared on an as-if basis assuming that the disposition transaction between the Company, Wuge, and Wei Xu has been in effect since the beginning of the period presented. The financial position and results of operations are deconsolidated using historical financial statements. Actual deconsolidated results may have differed from those presented herein. The information included in this Form 8-K should be read in conjunction with information included in the Company’s annual report on Form 10-Q for the six months ended June 30, 2022, filed with the Securities and Exchange Commission on August 22, 2022.

Use of estimates and assumptions

The preparation of the accompanying proforma financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the periods presented. Significant accounting estimates reflected in the Company’s proforma financial statements include the useful lives of intangible assets, deferred revenues and plant and equipment, impairment of long-lived assets, collectability of receivables, inventory valuation allowance, present value of lease liabilities and realization of deferred tax assets. Actual results could differ from these estimates.

Foreign currency translation and transaction

The reporting currency of the Company is the U.S. dollar. The Company’s subsidiaries and VIEs in China conduct businesses in the local currency, Renminbi (RMB), as its functional currency. Assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. The statement of income accounts is translated at the average translation rates and the equity accounts are translated at historical rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

The PRC government imposes significant exchange restrictions on fund transfers out of the PRC that are not related to business operations. These restrictions have not had a material impact on the Company because it has not engaged in any significant transactions that are subject to the restrictions.

NOTE 2 – PROFORMA ADJUSTMENTS

Entry No.	Description	Dr.	Cr.
1	Common stock	400
	Additional paid in capital	$947,600
	Other receivables, net	$1,925,919
	Loss on disposal, net of taxes	246,369
	Other payables and accrued liabilities		$3,120,288
	De-consolidation adjustment including removal of loss on inter-company balances written off between CCNC and Wuge.

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